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                         STANDARD BUSINESS PARK LEASE

      THIS LEASE (hereinafter called the "Lease"), executed in duplicate, is entered into this 3rd day of April 1997, by and between CONNECTICUT GENERAL LIFE INSURANCE COMPANY entering into this agreement on behalf of its Separate Account R. Separate Account R is a separate account as defined in Sec. 3(17) of the Employee Retirement Income Security Act of 1974. Only the assets of such fund shall be bound for obligations of Separate Account R and no report shall be had to any other assets of Connecticut General Life Insurance Company, hereinafter called "Lessor", and CARDIAC SCIENCE, INC., a Delaware Corporation hereinafter called "Lessee". Lessor and Lessee hereby agree as follows:

1. LEASED PREMISES. Lessor hereby lets and demises to Lessee, and Lessee hereby hires from Lessor, on the terms, covenants, and conditions set forth herein, those premises designated in Exhibit "A" attached hereto and incorporated herein, hereinafter called the "Leased Premises", know as and located at: 1176 Main Street, Suites B/C, Irvine, California 92614 (5,365 square feet), being a portion of a building, hereinafter called the "Building", located individually or as a group of contiguous buildings including the land and all improvements thereon, hereinafter called the "Business Park", other portions of which building and which business park shall from time to time be leased by Lessor to other Lessees.

2.  TERM.  The term of this Lease (the "Lease Term") shall be for thirty-six
(36) months commencing on May 1, 1997 and ending April 30, 2000.

3. LATE OR EARLY DELIVERY OF POSSESSION. In the event that Lessor is unable to deliver possession of the Leased Premises to Lessee on the above stated commencement date for any reason whatsoever, Lessor shall not be subject to any liability for loss or damages resulting therefrom, nor shall the validity of this Lease be affected nor the term thereof extended, but under such circumstances there shall be a proportionate reduction in rent to cover the period of time from the above stated commencement date to the date that possession of the Leased Premises is tendered to Lessee: provided, however, that if possession of the Leased Premises is not tendered by Lessor to Lessee within ninety (90) days following the above stated commencement date, then at any time after the ninety (90) day period and prior to tender by Lessor of possession. Lessee may terminate this Lease by delivery of written notice of such termination to Lessor, and thereupon all rights and obligations hereunder of both parties shall cease. If Lessor is able to deliver possession of the Leased Premises to Lessee prior to the above stated commencement date and Lessee accepts such early possession, the ending date of the Lease Term shall not be affected but the Lease Term shall be extended so as to advance the commencement date to the date of early acceptance of possession, and Lessee shall pay Lessor, at the time Lessee takes possession, a proportionate increase in rent to cover such additional period of time. The Leased Premises shall be deemed to have been delivered to Lessee upon Lessor's tender of the Leased Premises in a substantially complete condition, subject to minor punch list items.

4.  RENT.

    (a) Lessee agrees to pay to Lessor, at such place as Lessor may designate, without deduction, offset, prior notice or demand, the minimum rent for the Leased Premises during the Lease Term of one hundred ninety-six thousand nine hundred fifty-six dollars and no/100 DOLLARS ($196,956) in lawful money of the United States, payable in monthly installments of five thousand two hundred fifty-eight dollars and no/100 DOLLARS ($5,258.00). All payments of rent shall be due and payable in advance on the first day of each calendar month during the Lease Term. Lessee acknowledges and agrees that Lessor will not be required to send monthly statements or invoices as a condition of Lessee's obligation of timely payment of rent under this Lease, and that Lessee shall not have any right of offset against any rent coming due under this Lease. Rent payments are to be made by check payable to MAIN & REDHILL BUSINESS CENTER MANAGEMENT ACCOUNT and mailed care of Davis Developments, 1420 Bristol Street North, Suite 100, Newport Beach, CA 92660
to reach that office by the first of each month. Base Rent Schedule Section 46

    (b) Lessee acknowledges that late payment by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs in excess of those contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or deed of trust covering the Leased Premises. Therefore, in the event that Lessee should fail to pay any installment of rent or any other sum due under this lease after such amount is due, Lessee shall pay to Lessor as additional rent a late charge equal to six percent (6%) of each such installment or other sum.

    (c) Should any payment be made by a check, and following its deposit by Lessor such check is returned for any reason, Lessee hereby agrees to pay to Lessor, as additional rent, a service charge of FIFTEEN DOLLARS ($15.00).

    (d) The Leased Premises described in paragraph 1 above includes the construction by Lessor of the tenant improvements set forth in the Tenant Improvement Schedule attached hereto as EXHIBIT "B", and incorporated herein in the event that Lessee requests Lessor to construct or to permit the construction of additional tenant improvements and Lessor agrees to permit such additional tenant improvements, all as provided by paragraph 8 below. Lessee agrees that the rent shall be increased by a sum to be determined by the parties prior to construction of the additional tenant improvements.

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6. DEPOSITS.  Lessee has deposited with Lessor a security deposit in the sum of five thousand two hundred fifty-eight dollars and no/100 DOLLARS ($5,258.00) receipt of which is hereby acknowledged, as security for the full performance by Lessee of all of the provisions of this Lease. Should Lessee comply with all of the terms, covenants, and conditions of this Lease by said Lessee to be performed, and promptly pay all rent provided for herein and all other sums payable by Lessee to Lessor hereunder, then the said security deposit shall be returned in full to Lessee upon expiration of this Lease, after surrender to Lessor of the Lease Premises and after prompt inspection by Lessor whereby Lessor has determined that the Leased Premises are in as good condition as on the date of the commencement of the Lease Term set forth above, excepting only ordinary wear and tear. Lessee's interest in said security deposit is not assignable by Lessee. Lessor may at its option apply said security deposit, or so much thereof as may reasonably be necessary, to remedy defaults by Lessee in payment of rent, to repair damages to the Leased Premises or the Building caused by Lessee, to claim the Leased Premises upon termination of the Lease, or to compensate Lessor for any loss or damage sustained or suffered by Lessor due to any breach of this Lease by Lessee. In the event that said sum or any portion thereof is so applied by Lessor, Lessee shall, upon written demand of Lessor, immediately remit to Lessor an amount sufficient to restore said deposit to the original sum. The exercise of the options given Lessor under this section shall in no way affect any other remedy available to Lessor. Following the termination of this Lease, any remaining portion of said security deposit shall be returned to Lessee. Lessor shall not be required to keep this security deposit separate from its general funds. Lessor's obligation with respect to the security deposit is that of a debtor, not a trustee, and the security deposit may be commingled or dissipated or both, and in any event no interest shall accrue thereon. Should the interest of Lessor in the Leased Premises be sold, Lessor may deliver funds deposited by Lessee to the purchaser of such interest, and thereupon Lessor shall be discharged from any further liability concerning such deposits.

7. ENVIRONMENTAL FACTOR ADJUSTMENT. In the event that any tax, assessment, levy, or surcharge is made upon Lessor or the Building or the grounds of which the Leased Premises are a part, which is based upon the National Environmental Policy Act, the California Environmental Quality Act, or any other legislation or rule, regulation, or ordinance relating to environmental quality or energy conservation, and which charge is measured by any physical element, configuration, status, or use of such Building or grounds, or energy use therein or thereon, Lessee shall pay to Lessor upon demand, as additional rent, Lessee's percentage portion (as numerically set forth in paragraph 4(f) above) of all such charges.

8. UTILITIES. Lessee to pay prorata share of electric and gas bills commonly shared within the building. Tenant's percent currently 69.19%. This percent is subject to change with building occupancy. (Lessee will have their own electric meter and one in common). Lessee shall pay for all water, gas, heat, light, electricity, telephone service, and all other service metered or chargeable to the Leased Premises, and furnish such deposits as each public utility providing any such service may require. Lessor reserves the right to install meters for any public utility servicing the Leased Premises for which a meter is not presently installed, in which event Lessee shall make payments when due directly to the appropriate public utility. As additional rent, Lessee shall pay to Lessor the sum of $25.00 per month for trash removal, and when water service is not separately metered Lessee shall pay to Lessor for restroom water service the sum of $25 per month payable monthly, in advance, concurrently with the payment of rent as specified in paragraph 4 above. Lessee agrees not to over-burden the trash facilities. Lessee shall not overload any of the mechanical, electric, plumbing, sewer, or other utility equipment. If there is an increase in Lessee's use of trash removal service or facilities over the normal needs initially anticipated by Lessor, or if Lessee uses the water service for other than normal restroom purposes. Lessee agrees to pay such additional monthly charges as may reasonably be determined by Lessor.

9. USE OF PREMISES. The Leased Premises shall be used and occupied by Lessee only for general office for a medical products manufacturer company as zoned by the City of Irvine and for no other purpose without the express, prior, written consent of Lessor. In particular, Lessee shall comply with all limitations on the use of the Leased Premises and the Business Park contained in: (a) all laws, ordinances, rules, orders and regulations of any governmental body that

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affect the Leased Premises or the cleanliness, safety, occupation or use thereof, including without limitation the City of Irvine Planned Community District Regulations, Irvine Industrial Complex-West Amendment No. 14, effective July, 1977, and any other zoning ordinance of the City of Irvine or any other governmental agency having jurisdiction over the Business Park: (b) the Declaration of Restrictions executed by Irvine Industrial Complex, a California corporation, dated May 20, 1965, recorded May 21, 1965 in Book 7529, Page 600, as Instrument No. 16662 in the Official Records of Orange County, California; (c) the Amended and Restated Ground Lease as to Parcel 8 between the Irvine Company, a Michigan corporation, and Shaw and Talbot and Koll, Ltd., a California limited partnership, dated as of October 12, 1981, a memorandum of which was recorded October 14, 1981 in Book 14256, Page 837, as Instrument No. 18797 in the Official Records of Orange County, California; and (d) the Declaration of Covenants, Conditions, and Restrictions for Main-Redhill Property Owners Association, executed by Shaw and Talbot and Koll, Ltd., a California limited partnership, dated October 13, 1981, recorded October 14, 1981 in Book 14256, Page 840, as Instrument No. 18798 in the Official Records of Orange County, California. In addition to the restrictions contained in the instruments referred to above, Lessee agrees to abide by the following restrictions (which restrictions may or may not be contained in the instruments referred to above):

     (a) Lessee shall not use the Leased Premises for any of the following operations or uses:

          (I)    Residential;
          (II) Trailer courts, mobile home parks or recreational vehicle campgrounds;
          (III)  Labor camps, migrant worker camps, or jail or honor farms;
          (IV)   Junk yards;
          (V) Drilling for and/or the removal of oil, gas or other hydrocarbon substances;
          (VI)   Commercial excavation of building or construction materials;
          (VII)  Distillation of bones;
          (VIII) Stockyard, slaughter or animals, or fat rendering;
          (IX)   Keeping or storing any animal and/or pet;
          (X)    Refining of petroleum or any of its products;
          (XI)   Smelting of iron, tin, zinc or any other ore; or
          (XII) Dumping, disposal, incineration or reduction of garbage, sewage, offal, dead animals or refuses.

     (b) Lessee shall not use more than 100% of the floor area of the Leased Premises for office purposes without the express, prior, written consent of Lessor.

     (c) Lessee shall not produce a nuisance to other portions of the Business Park, including without limitation the production of vibration, sound electro-magnetic disturbance, radiation, air or water pollution or dust, the emission of odors or toxic or non-toxic matter, or the production of, or the permitting the use of, any loud noise, music, or loud-speaker system.

     (d) Lessee shall not change nor attempt to change the zoning classification of the Business Park nor obtain or apply to obtain a conditional use permit, zoning variance, exception, or other similar governmental approval with respect to the use or development of the Leased Premises not expressly allowed under such existing zoning regulations, without the express, prior, written consent of Lessor.

     (e) Lessee shall not perform or permit any act or carry on any practice which may injure or impair the Building or any portion of the Business Park, or be a menace or nuisance of any kind, or materially or unreasonably interfere with the permitted activities of other lessees within the Business Park.

     (f) Lessee shall not maintain nor permit any outside storage on or about the Leased Premises and all operations of Lessee shall be performed and carried out entirely within the Building.

     (g) Lessee shall not conduct or permit to be conducted any sale by auction upon the Leased Premises.

10. ALTERATIONS; TRADE FIXTURES. Lessee agrees not to make or permit or suffer to be made any alterations, improvements, or additions to the Leased Premises or any part thereof without the prior written consent of Lessor, except such repairs as Lessee is required to make by the provisions of this Lease. Should Lessee desire to alter the Leased Premises and should Lessor give written consent to such alterations, Lessee shall, at Lessor's option contract with a contractor approved by Lessor for the construction of such alterations. All such work, regardless of by whom performed, shall be done at such times and in such manner as Lessor may from time to time designate. Any alterations of or additions to the Leased Premises, excepting movable furniture and trade fixtures, shall, at Lessor's option, become part of the realty and belong to Lessor; however, Lessee may, upon written consent of Lessor, install trade fixtures (exclusive of trade fixtures or other trade equipment which would effectively convert warehouse area to additional office area), machinery or other trade equipment in conformance with the ordinances of the applicable city and county, any covenants, conditions or restrictions of record, and such rules as Lessor shall from time to time establish, and the same may be removed upon the termination of this Lease provided that Lessee is not then in default under any of the terms or conditions of this Lease and further provided that the Leased Premises would not be damaged by such removal.

Upon the termination of this Lease, Lessee shall return the Leased Premises in the same condition as when rented to Lessee, reasonable wear and tear excepted. Throughout the term hereof, Lessee shall take good care of the Leased Premises, its appurtenances, fixtures, and equipment, and shall not drill into, disfigure, or deface any part of the Building, or the buildings, grounds, or any part or portion of the Business Park, or suffer the same to be done. Lessee shall immediately notify Lessor and repair the Leased Premises, its appurtenances, fixtures, and equipment, whenever needed as a result of the misuse or neglect of Lessee. In lieu of such repairs by Lessee, Lessor may, at its option, perform such repairs for Lessee and in that event the cost thereof shall be determined on statements rendered by Lessor to Lessee and the sum so determined shall by payable to Lessor upon delivery of such statement.

11. MECHANICS' AND OTHER LIENS. Lessee shall neither permit nor suffer any mechanics' lien or other lien to be filed against the Leased Premises or the Building or any other part of the Business Park, by reason of any work or labor performed for, materials supplied to, or obligations incurred by, Lessee or at Lessee's request or consent, or at the request or consent of any of Lessee's agents, employees, sublessees, or invitees.

Should any such lien be filed, Lessee shall cause it to be removed forthwith. Should Lessee fail to discharge any such lien or fail to furnish an insurance bond in twice the amount of such lien against the foreclosure thereof, Lessor may, but shall not be obligated to, discharge the same or take such other action as Lessor deems necessary to prevent a judgment or foreclosure on said lien from being executed against any portion of the Business Park, and all costs and expenses thereof, including reasonable attorney's fees incurred by Lessor, shall be repaid by Lessee to Lessor on written demand therefor.

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Nothing in this Lease shall be construed as in any way constituting a consent or request by Lessor, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific or general improvement, alteration, or repair of or to the Leased Premises or any portion of the Business Park. Lessor shall have the right in the event of any construction, alteration, repair, or work in, on, or to the Leased Premises or to any part thereof, to post and file such notices of nonresponsibility as are now or shall hereafter be provided by law, and Lessee shall give Lessor written notice five (5) days prior to employing any laborer or contractor to perform any such service.

12 ACCEPTANCE OF PREMISES. Lessee acknowledges that Lessee has thoroughly examined the Leased Premises and that no statement or representation not herein expressed as to the past, present or future condition or repair thereof, or of the Building or the Business Park, has been made by or on behalf of Lessor. By taking possession hereunder, Lessee acknowledges that the Leased Premises are in good and sanitary order, condition and repair and Lessee hereby waives any claim or right on account of the condition thereof.

13 SURRENDER OF THE LEASED PREMISES. At the expiration of the tenancy hereby created, Lessee shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted to the extent that the same is covered by Lessor's fire insurance policy, and Lessee shall surrender all keys for the Leased Premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of all combinations on locks, safes and vaults, if any, in the Leased Premises. Lessee shall, at the option of Lessor, remove all of Lessee's trade fixtures before surrendering the Leased Premises and repair any damage to the Leased Premises caused thereby. If the Leased Premises are not surrendered immediately upon termination of this Lease, Lessee shall be responsible to Lessor for all damages which Lessor may suffer by reason thereof, and Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims made by any succeeding lessees against Lessor, resulting from delay in delivering possession of the Leased Premises to such succeeding lessee, so far as such delay is occasioned by the failure of Lessee to so surrender the Leased Premises. Lessee's obligation to observe and perform this covenant shall survive the expiration or other termination of the term of this Lease.

14 WASTE. Lessee shall not commit or suffer any waste upon the Leased Premises or any portion of the Business Park.

15 INSURANCE. No use shall be made or permitted to be made of the Leased Premises, nor acts done, which will increase the premiums for, or the existing rate of insurance on, the Building or the Business Park, or cause the cancellation of any insurance policy covering the Building or the Business Park, nor shall Lessee sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by standard form fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises established by any insurance organization or company, which requirements are necessary for the maintenance of reasonable fire and public liability insurance covering the Leased Premises, the Building, or the Business Park.

Lessee shall maintain in full force and effect on all of its fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the Lease Term the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Lessor shall have no other interest in Lessee's insurance upon Lessee's equipment and fixtures. Lessee shall furnish Lessor with a certificate of such policy within thirty (30) days of the commencement of the Lease Term, and whenever requested by Lessor, Lessee shall satisfy Lessor that such policy is in full force and effect. Lessor shall not be required to carry any insurance on Lessee's possessions.

During the entire Lease Term, Lessee shall, at Lessee's sole cost and expense, provide and keep in force, policies of insurance written by companies acceptable to Lessor, insuring Lessor and Lessee jointly against liability for bodily injury with limits of not less than FIVE HUNDRED THOUSAND DOLLARS ($500,000) for injuries to or death of one person and ONE MILLION DOLLARS ($1,000,000) for injuries to or death of more than one person in any one occurrence, and with limits of not less than FIVE HUNDRED THOUSAND DOLLARS ($500,000) per occurrence for damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Lessee shall furnish Lessor with a certificate of such policy and whenever requested shall satisfy Lessor that such policy is in full force and effect. Such policy shall name Lessor as an additional insured and shall be primary and noncontributing with any insurance carried by Lessor. The policy shall further provide that it shall not be cancelled or altered without twenty (20) days' prior written notice to Lessor.

16 MUTUAL WAIVER OF SUBROGATION. Lessor and Lessee each hereby waive any and all rights of recovery, causes of action, claims and demands against the other, or against the officers, employees, agents, or representatives of the other, that may hereafter exist, by reason of the loss, destruction or damage occasioned to such waiving party of its property or the property of others under its control, caused by any peril included within the classification of fire and extended coverage insurance, to the extent that such loss or damage is insured against under any insurance policy of the waiving party in force at the time of such loss or damage.

17 INDEMNIFICATION BY LESSEE. This Lease is made on the express condition that Lessor shall not be liable, or suffer loss by reason of injury to person or property, from whatever cause, all or in any way connected with the condition or use of the Leased Premises or the improvements or personal property therein or thereon, including without limitation any liability for injury to the person or property of Lessee, its agents, officers, employees or invitees. Except as provided in paragraph 14 hereof with respect to waiver of subrogation, Lessee agrees to indemnify Lessor and Lessor's agents, and hold Lessor and Lessor's agents harmless from any and all liability, loss, cost, claim, or obligation on account of, or arising out of, any such injury or loss however occurring, including without limitation Lessee's use of the Leased Premises, the Building, or the Business Park, or form the conduct of Lessee's business, or from any activity, work, or thing done, permitted or suffered by Lessee in or about the Leased Premises, the Building, the Business Park, or elsewhere. Lessee shall further indemnify and hold Lessor and Lessor's agents harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under this Lease, or arising from any negligence of Lessee or Lessee's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon.

In the event that any action, suit, or proceeding is brought against Lessor, or any of Lessor's agents by reason of any such occurrence, then upon Lessor's request, Lessee shall, at Lessee's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated by the insurer whose policy covers the occurrence or by counsel designated by Lessee and approved by Lessor. The obligations of Lessee under this section arising by reason of any occurrence taking place during the Lease Term or any other time of possession or use of the Leased Premises by Lessee, shall survive any termination of this Lease.

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18.  WAIVER OF CLAIMS. Lessee hereby waives all claims against Lessor for damages to goods, wares and merchandise in, upon or about the Leased Premises for injury to Lessee, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time.

Lessor shall not be liable for injury to Lessee's business or loss of income therefrom or for damage which may be sustained by the person, goods, wares, merchandise, or property of Lessee, its employees, invitees, customers, agents, or contractors, or any other person in or about the Leased Premises, the Building, or the Business Park caused by or resulting from fire, steam, electricity, gas, water, or rain, which may leak or flow from or into any part of the Leased Premises, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, heating, air conditioning, or lighting, or fixtures of the same, whether such damage or injury results from conditions arising upon the Leased Premises, the Building, or the Business Park, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee, Lessor shall not be liable for any damages arising from any act or neglect of any other lessees of the Business Park.

19. MAINTENANCE AND REPAIRS. Lessee shall, at all times and at its sole cost and expense, keep and maintain the Leased Premises and appurtenances and every part thereof (excepting heating and air conditioning equipment, exterior walls, and roofs which shall be maintained by Lessor), including plumbing, windows and skylights, any store front, glass, carpet, levelors, and the interior of the Leased Premises, in good and sanitary order, condition and repair. Lessee shall, at its sole cost and expense, keep and maintain all utilities, fixtures and mechanical equipment used by Lessee in good order, condition, and repair. In the case of equipment installed by Lessor for Lessee where Lessee is responsible for maintenance of the equipment, such maintenance will be provided by a reputable maintenance service company acceptable to Lessor at Lessee's expense. Evidence of such a service contract shall be provided to Lessor by Lessee upon Lessor's request.

If Lessee refuses or neglects to undertake and properly complete, to the reasonable satisfaction of Lessor, any matter of repair required of Lessee hereunder, then Lessor may make such repairs and Lessor shall not have any liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures, or other property or to Lessee's business by reason thereof, and upon completion thereof, Lessee shall pay all of Lessor's costs for making such repairs plus an additional twenty percent (20%) of such costs for overhead and supervision, upon presentation of a statement therefor, as additional rent. Said statement may include interest at the rate of ten percent (10%) per annum on said total cost from the date of substantial completion of repairs by Lessor.

20. SIGNS, LANDSCAPING. Lessee shall not place, or permit to be placed or maintained, on any exterior door, wall or window of the Leased Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or permit to be placed or maintained, any decoration, sign, lettering or advertising matter on the glass of any window or door, or other place that can be seen through the glass of the Leased Premises without first obtaining Lessor's written approval and consent. Lessee further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter, or thing as may be approved be Lessor, in good condition and repair at all times. Lessee shall not place any sign on a vehicle in the parking areas.

Lessee agrees to pay for the cost and installation of a sign identifying Lessee's business, which sign shall be in strict conformance with Lessor's sign criteria as set forth in EXHIBIT "C" attached hereto and incorporated herein, as to design, material, color, location, size, letter style, method of installation, and rules concerning lighting. Any signs not in conformity with this Lease may be immediately removed and destroyed by Lessor without notice. Lessee agrees to pay for the cost of maintaining such sign. Notwithstanding the foregoing, Lessor reserves the right, at any time and from time to time, to waive or otherwise grant exceptions from such sign criteria for any other lessee, without in any way waiving or granting an exception to Lessee's obligation to conform strictly with the designated sign criteria, and Lessee hereby consents to Lessor's allowing non-conforming signs of other lessees.

Lessor shall have the right to control all landscaping and Lessee shall not in any way damage or alter the landscaping.

21. ENTRY BY LESSOR. Lessee shall permit Lessor and Lessor's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the Building, or for the purpose of making repairs, alterations, or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of placing upon the Building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Lessee for any loss of occupancy or quiet enjoyment of the Leased Premises thereby occasioned; and Lessee shall permit Lessor, at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let", "for lease", "available", or comparable signs.

22. DESTRUCTION. In the event that the Leased Premises or the Building are damaged by fire or other perils covered by Lessor's extended coverage insurance, or in the event that the Leased Premises or the Building are declared unsafe or unfit for occupancy by any authorized public authority for any reason (other than Lessee's act, neglect, use or occupation) which declaration requires repairs to either the Leased Premises or the Building, Lessor shall promptly make such repairs, provided such repairs can reasonably be undertaken and completed within sixty (60) days under the laws and regulations of authorized public authorities, and this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Lessee in the Leased Premises. If the damage or declaration is due to the fault or neglect of Lessee or its agents or employees, there shall be no abatement of rent. If repairs cannot reasonably be undertaken and completed within sixty (60) days, or repairs cannot be made under the then current laws and regulations, this Lease may be terminated at the option of either party, by notice to the other party within sixty (60) days of the damage or declaration, as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. As to any partial destruction (including any destruction necessary in order to make repairs required by any declaration) for which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of Section 1932, Subdivision (2), and Section 1933, Subdivision (4), of the Civil Code of the State of California are waived by Lessee. In the event that the Leased Premises or the Building of which the Leased Premises are a part are damaged as a result of any cause other than the perils covered by Lessor's fire and extended coverage insurance, then Lessor shall have the option: (1) to repair such damage, this Lease continuing in full force and effect, in which case the rent shall be proportionately reduced as hereinabove in this paragraph provided, or (2) give notice to Lessee at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving notice of termination of this Lease as provided in this paragraph 22, this Lease shall expire and all interest of Lessee in the Leased Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by Lessee in the Leased Premises, shall be paid up to the date of such termination.

Form #1278                                                 Initials:   RWC
                                                                    --------

                                                                    --------

     Notwithstanding anything to the contrary contained in this paragraph 22, Lessor shall not have any obligation whatsoever to repair, reconstruct, or restore the Leased Premises when the damage resulting from any casualty covered under this paragraph 22 occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

     In no event shall Lessor be required to repair any injury or damage from fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, fixtures or any other property installed in the Leased Premises by Lessee.

     Lessee shall not be entitled to any compensation or damages from Lessor for loss of the use of the whole or any part of the Leased Premises, or Lessee's personal property, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. ASSIGNMENT AND SUBLEASING. Lessee shall not sublease the Leased Premises nor any portion thereof, nor shall Lessee assign any interest under this Lease or permit the use of the Leased Premises by any person or persons other than Lessee, whether voluntarily or involuntarily, without the express, prior, written consent of Lessor. Lessor shall not unreasonably withhold its consent to any assignment of this Lease by Lessee. It is understood that Lessor is subject to the Employee Retirement Income Security Act ("ERISA") and may refuse consent solely on the basis that the proposed assignment or subletting may result in a prohibited transaction under ERISA or would otherwise cause a breach of any ERISA-related requirement. Any attempted assignment or subletting without Lessor's express, prior, written consent shall be void and shall, at the option of Lessor, terminate this Lease. Consent by Lessor to any assignment or subletting shall not release Lessee from its primary liability under this Lease, and Lessor's consent to one assignment, subletting or occupation or use by a party other than Lessee shall not be deemed a consent to any other assignment, subletting or occupation or use by any other party, nor a waiver of Lessor's right to approve or disapprove thereof. A transfer of ten percent (10%) or more of any interest in Lessee (whether by stock, partnership interest or otherwise) will be deemed an assignment of this Lease.

24. INSOLVENCY. If Lessee or any guarantor of this Lease shall become bankrupt or insolvent, or unable to pay its debts as such become due, or file any debtor proceedings, or take or have taken against Lessee or any guarantor in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property, or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into such arrangement, and any such condition, proceedings, petition, appointment, assignment or action continues unremoved for a period of thirty (30) days, then Lessee shall, for purposes of this Lease, be deemed to be insolvent and in default under this Lease, and this Lease shall thereupon terminate, and Lessor, in addition to any other rights or remedies it may have, shall have the immediate right of reentry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

25. ABANDONMENT. Lessee shall not vacate nor abandon the Leased Premises at any time during the Lease Term, nor permit the Leased Premises to remain unoccupied for a period longer than five (5) consecutive days during the Lease Term; and if Lessee shall so abandon, or vacate or surrender the Leased Premises, or suffer this Lease or the Leased Premises to be taken under any writ of execution or in any other way be dispossessed by process of law, or otherwise, any of which shall, for purposes of this Lease, be deemed an abandonment, then Lessee shall be in default under this Lease and any personal property belonging to Lessee and left on the Leased Premises shall, at the option of the Lessor, be deemed abandoned.

26. DEFAULT AND RIGHT TO RE-ENTER. In the event that Lessee: (a) fails to make any payment of rent or any other payment required to be made by Lessee hereunder within ten (10) days after the same shall be due, or within three
(3) days after written notice and demand, or (b) fails to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee and such failure continues for more than fourteen (14) days after written notice of such default, or (c) becomes insolvent as described in paragraph 24 hereof, or (d) abandons the Leased Premises as described in paragraph 25 hereof, or (e) assigns or sublets all or any portion of the Leased Premises or the Leased Premises are occupied or used by any other party without first obtaining Lessor's written consent; then Lessee shall be in default under this Lease, and Lessor shall have, in addition to any other rights or remedies which Lessor may have, the immediate right of re-entry and Lessor may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without Lessor's or Lessor's agent's being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

Should Lessor elect to re-enter, as herein provided, or should Lessor take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Lessor may either terminate this Lease or Lessor may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises, and relet said premises or any part thereof for such term or terms and upon such conditions as Lessor in its sole discretion may deem advisable; and upon each such reletting all rentals received by Lessor from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received by Lessor from such reletting during any month are less than the amount to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

No such re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election by Lessor to terminate this Lease unless a notice of such intention is sent to Lessee or unless the termination of this Lease is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach provided such breach has not been cured. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy Lessor may have, Lessor may recover from Lessee all damages which Lessor may incur by reason of such breach, including the cost of recovering the Leased Premises, and including (1) all amounts that would have fallen due as rent between the time of termination of this Lease and the time of the claim, judgment, or other award, less the avails of all relettings and attornments, plus interest on the balance at the rate of ten percent (10%) per year; and (2) the worth at the time of the claim, judgment or other award, of the amount by which the unpaid rent for the balance of the Lease Term exceeds the amount of such rental loss that Lessee proves could be reasonably avoided. "Worth", as used in this provision, is computed by discounting the total at the discount rate of the Federal Reserve Bank of San Francisco at the time of the claim, judgment, or award, plus one percent (1%).

Form #1278                                                 Initials:   RWC
                                                                    --------

                                                                    --------
upon any default or abandonment by Lessee. Lessee's obligation to pay rental and other payments under this Lease shall continue and this Lease shall continue in full force and effect, until this Lease is terminated as herein provided, and Lessor shall be entitled to recover, in addition to any other sums due under this Lease, any rental or other payments as they become due for the period after such default or abandonment. In addition to and without limiting any of the foregoing, Lessor shall have the remedy described in California Civil Code Section 1951.4.

27. SURRENDER OF LEASE NOT MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases and subtenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subleases or subtenancies.

28. ATTORNEYS' FEES AND COLLECTION CHARGES. In the event of any legal action or proceeding between the parties hereto, reasonable attorneys' fees and expenses of the prevailing party in any such action or proceeding may be added to the judgment therein. Should Lessor be named as a defendant in any suit brought against Lessee in connection with or arising out of Lessee's occupancy hereunder, Lessee shall pay to Lessor all costs and expenses incurred by Lessor in such suit, including reasonable attorneys' fees. In addition to the charges provided for in paragraph 4(b) hereof in the event of a late payment by Lessee to Lessor of rent or other sums due hereunder, Lessee shall pay a charge of $75.00 to Lessor for preparation of a demand for delinquent rent.

29. CONDEMNATION. If any part of the Leased Premises or the Building shall be taken or condemned for a public or quasi-public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay, during the remainder of the Lease Term, only such portion of such rent as the number of square feet in the part remaining after the condemnation bears to the number of square feet in the entire Leased Premises at the date of condemnation; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor. If all of the Leased Premises be taken or condemned, or such part thereof so that there does not remain a portion susceptible for use and occupancy hereunder, this Lease shall thereupon terminate. If a part or all of the Leased Premises be taken or condemned, all compensation awarded upon such condemnation or taking shall go the the Lessor, and Lessee hereby irrevocably assigns and transfers to Lessor any right to compensation or damages to which the Lessee may be entitled during the term hereof by reason of the condemnation of all or a part of the Leased Premises.

30. NOTICES. All notices, statements, demands, request, consents, approvals, authorizations, offers, agreements, appointments and designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party when served personally, or forty-eight (48) hours after being deposited in the United States Mail, sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to Lessor or Lessee respectively at the address set forth after their signatures at the end of this Lease, or to such other address as either of the respective parties may designate in such a notice.

31. WAIVER. The waiver by Lessor of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

32. EFFECT OF HOLDING OVER. If Lessee should remain in possession of the Leased Premises after the expiration of the Lease Term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy, except that the monthly rent shall be one and one-half (1-1/2) times the monthly amount of the minimum annual rent for the last month of the Lease Term.

33. PARKING. Lessee shall be entitled to park in common with other lessees of Lessor. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other lessees in the use of parking facilities. Lessor reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Lessee and other lessees, and, at Lessor's election, to locate and from time to time to relocate such spaces.

34. WAIVER OF TRIAL BY JURY, COUNTERCLAIMS, AND RIGHTS OF REDEMPTION. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Leased Premises, or any claim of injury or damage. In the event Lessor commences any proceedings for nonpayment of rent, minimum rent, or additional rent, Lessee will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Lessee's right to assert such claims in any separate action or actions brought by the Lessee.

Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee's being evicted or dispossessed for any cause, or in the event of Lessor's obtaining possession of the Leased Premises, by reason of the violation by Lessee of any of the terms, covenants, or conditions of this Lease, or otherwise.

35. SUBORDINATION. Lessor hereby reserves the right to place liens on, encumber, mortgage, convey by deed of trust, or hypothecate for security the Leased Premises, the Building, the Business Park, or any part thereof, and in such event this Lease and the leasehold interest hereby created shall, at Lessor's option, be subject and subordinate thereto, and to all advances made on the security thereof and to all renewals, extensions, or replacements thereof. Lessee agrees to and shall, within ten (10) days following the written request of Lessor to do so, execute, acknowledge, and deliver to Lessor or to the recipient designated by Lessor, any and all documents required or reasonably requested to subordinate Lessee's rights under and interest in this Lease to any such lien, encumbrance, mortgage, deed of trust, or hypothecation. Should Lessee fail or refuse to so execute, acknowledge, and deliver such documents, Lessee's interest in this Lease nevertheless shall be, at the option of Lessor, subordinate to any such lien. Lessee also hereby agrees to deliver to any lender designated by Lessor, within ten (10) days following the written request of Lessor, such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received in confidence.

Form #1278                                                 Initials:   RWC
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                                       7

36. ESTOPPEL CERTIFICATE. Lessee shall, within not more than ten (10) days after written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), and stating the date to which the rent and other charges are paid in advance, if any, and stating the amount and nature of any and all sums deposited with Lessor, if any, and (2) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of any property of which the Leased Premises are a part. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (1) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (2) that there are no uncured defaults in Lessor's performance, and (3) that not more than one month's rent has been paid in advance. Lessee understands that Lessor is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), so that transactions with some individuals or entities may result in a breach of an ERISA-related requirement. Neither Lessee, nor any individual or entity affiliated with Lessee, is a "Party in Interest" within the meaning of Section 3(14) of ERISA (a copy of which is attached hereto as Exhibit D) with respect to any person or entity shown on the list attached hereto as Schedule 1. Lessee agrees to furnish to Lessor, within fifteen (15) days after Lessor's request, but no more frequently that quarterly, a written representation and warranty that Lessee, or any person or entity affiliated with Lessee is not a "Party in Interest" within the meaning of Section 3(14) of ERISA (a copy of which is to be attached to the representation and warranty) with respect to any person or entity on an updated Schedule 1 (which shall be attached to the representation and warranty) provided to Lessee in accordance with the notice provisions of Paragraph 30 of this Lease. Lessee agrees to indemnify and hold Lessor harmless from any costs, expense or damage (including reasonable attorneys' fees) which may result from a breach of such representation and warranty.

37. LIABILITY OF LESSOR. Lessor purchased and holds title to the Leased Premises with assets of and for the account of Separate Account R, which is a separate account, as defined in Section 3(17) of ERISA, shown on the books and records of Lessor. Only the assets of Separate Account R shall be bound for obligations of Lessor hereunder and no resort shall be had to any other assets of Lessor.

38. CONDITION TO LEASE. In the event that the combined period of the Lease Term, together with all options granted herein, if any, exceed five (5) years, then as a condition subsequent to the obligation of the parties hereunder, the holder of the first mortgage or first deed of trust secured by the real property of which the Leased Premises are a part, may reject and terminate this Lease provided that written notice thereof shall be given to Lessee within thirty (30) days of the date hereof. In the event of such rejection or termination, Lessee shall immediately vacate and surrender the Leased Premises as provided in this Lease, and Lessor shall have no liability to Lessee as a result of such rejection or termination.

39. RULES AND REGULATIONS. Lessee hereby agrees to the following:

    (a) All garbage and refuse shall be placed by Lessee in the containers at the location prepared by Lessor for refuse collection, in the manner and at the times and places specified by Lessor.
    (b) No aerial or antenna shall be erected on the roof or exterior walls of the Leased Premises, or on the grounds, without in each instance, the written consent of Lessor first being obtained. Any aerial or antenna so installed without such written consent shall be subject to removal by Lessor at any time without notice.
    (c) The plumbing facilities shall not be used for any purposes other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of these provisions shall be borne by Lessee.
    (d) Lessee shall use at Lessee's cost such pest extermination contractor as Lessor may direct and at such intervals as Lessor may require. Lessor reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the Leased Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Lessee.

Lessee agrees to comply with all such rules and regulations upon notice from Lessor, provided that such rules and regulations shall apply to a majority of all lessees of the Building of which the Leased Premises are a part.

40. LEVELORS. Lessor shall select a standard Levelor Blind and color for use throughout the Building and Lessee shall use such standard levelor blind for all windows to be covered by Lessee. Lessee shall be required to provide, at Lessee's expense, prescribed levelor blind in front of windows in which the space is utilized for other than office use, such as storage and manufacturing.

41. MISCELLANEOUS PROVISIONS.

    (a) Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine, feminine, and neuter genders shall each include either of the others as may be appropriate, and the word "person" shall include corporation, firm, or association. If there be more than one Lessee, the obligations imposed under this Lease upon Lessee shall be joint and several.
    (b) The headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.
    (c) This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this Lease. No oral or written statement by any party or by the agent of any party, made or delivered prior to or concurrently with the execution of this Lease, and which is not a part of this written Lease, shall be binding upon any party to this Lease.
    (d)  Time is of the essence of each term and provision of this Lease.
    (e) Except as otherwise expressly stated, each payment required to be made by Lessee shall be in addition to and not in substitution for other payments to be made by Lessee.
    (f) Except as expressly provided for herein, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Lessor and Lessee.
    (g) If any of the terms, conditions, or provisions of this Lease should be held invalid or in violation of law, this Lease and all other terms, conditions, and provisions thereof shall nevertheless remain in full force and effect.

42. COVENANTS, CONDITIONS, AND RESTRICTIONS. Lessee acknowledges that as of the date of this Lease, the Leased Premises are encumbered by certain covenants, conditions, and restrictions and grants of easement of record, and Lessee agrees to be bound by all of the terms, conditions, and provisions thereof.

Form #1278                                                 Initials:   RWC
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                                       8

43 MORTGAGEE PROTECTION. In the event of any default of the part of Lessor, Lessee will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Leased Premises whose address shall have been furnished to Lessee, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or by a judicial foreclosure, if such should prove necessary to effect a cure.

In the event of a judicial foreclosure or trustee's sale pursuant to a mortgage or deed of trust covering the Leased Premises, the purchaser may elect not to terminate this Lease, in which event Lessee shall attorn to such new purchaser and, if requested, Lessee shall execute a new lease on the same terms as this Lease for the balance of the Lease Term.

44 DEPOSIT AGREEMENT. Lessee hereby agrees that Lessor shall be entitled to immediately endorse and cash Lessee's good faith rent and security deposit check(s) accompanying this Lease. It is further agreed and understood that such action shall not guarantee acceptance of this Lease by Lessor but in the event Lessor does not accept this Lease the deposit shall be refunded in full to Lessee. This Lease shall be effective only after Lessee has received a copy fully executed by Lessor.

45 SPECIAL PROVISIONS. Special provisions of this Lease numbered 46 through 47 are attached hereto and are made a part hereof. If none, so state in the following space ___________________________.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first above written.


"LESSOR"                                     "LESSEE"

                                                 CARDIAC SCIENCE, INC.,
Connecticut General Life Insurance Company   ----------------------------------
is entering into this agreement on behalf      a Delaware Corporation
of its Separate Account R. Separate
Account R is a separate account as defined
in Sec. 3(17) of the Employee Retirement     By   /s/ Raymond W. Cohen
Income Security Act of 1974. Only the          --------------------------------
assets of such fund shall be bound for          Raymond W. Cohen, President
obligations of Separate Account R and
no resort shall be had to any other assets
of Connecticut General Life Insurance        Title   President
Company.                                           ----------------------------

Connecticut General Life Insurance Company   By
on behalf of its Separate Account R.            -------------------------------

By CIGNA INVESTMENT ADVISORY COMPANY, INC.   Title
   ---------------------------------------         ----------------------------
By: CIGNA Investments, Inc.

By /s/ Stephen J. Olstein                    Mailing Address
  -------------------------------------                      ------------------
   STEPHEN J. OLSTEIN
   MANAGING DIRECTOR
  -------------------------------------      ----------------------------------

                                             Phone
  -------------------------------------            ----------------------------

46  Base Rent Schedule is as follows:

    May 1, 1997 through April 30, 1998  $5,258.00 per month
    May 1, 1998 through April 30, 1999  $5,458.00 per month
    May 1, 1999 through April 30, 2000  $5,687.00 per month

47  Tenant Improvements as follows:

    Refer to Exhibit "B" & Exhibit "B-1".

                         [BUSINESS CENTER MAP]

                     MAIN & REDHILL BUSINESS CENTER
                       IRVINE INDUSTRIAL COMPLEX
                        IRVINE, CALIFORNIA 92714


                               EXHIBIT "A"

                                                           Initials:   RWC
                                                                    --------

                                                                    --------

DATE:  April 3, 1997

PROJECT:       Main & Redhill Business Center
LESSEE:              CARDIAC SCIENCE, INC.
UNIT ADDRESS:      1176 B/C Main Street

ITEM:

     EXISTING IMPROVEMENTS ONLY
----

xxx  EXISTING IMPROVEMENTS PLUS THOSE SHOWN BELOW:
----

WALLS:  as-is

CEILINGS:  as-is

DOORS: see Exhibit "B-1"

FLOORCOVERINGS:  New carpet & VCT throughout - spec standard

PLUMBING:  as-is

LIGHTS:  see Exhibit "B-1"

LIGHT SWITCHES:  as-is

WALL ELECTRICAL OUTLETS:  as-is

CONDUIT FOR TELEPHONE JACKS:  Tenant responsible for phone jacks & lines

HVAC/FAN:  as-is

WATER HEATER:  as-is

PAINTING:  New paint throughout suite - spec standard

OTHER:  none

UNLESS OTHERWISE STATED, THE IMPROVEMENTS LISTED ABOVE WILL BE FINAL. ANY ADDITIONS OR CHANGES WILL BE PAID FOR BY LESSEE.


                              EXHIBIT "B"


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                              Exhibit "B-1"



                               [Floor Plan]




CONSTRUCTION NOTES:

1.) New carpet & VCT where indicated (carpet = c). Tenant to select color spec-standard.
2.) New paint throughout entire office. Tenant to select color spec-standard. 3.) Electrical work: Landlord will agree to relocated 5 existing light fixtures from VCT area of bull pen to the carpet area of bull pen. Landlord will also agree to provide 15 standard light fixtures in VCT area.
4.)  Closet Doors:  1. Landlord will agree to add standard door & repair hole in storage area.
                    2. Landlord will agree to relocate closet door to be as
                       flush as possible with current back wall.
5.)  Mini Blinds:   Landlord will agree to provide mini blinds throughout
                    suite. Spec standard.


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In particular, Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division (collectively, "Toxic Materials"). If Tenant does store, use or dispose of any Toxic Materials, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises and Tenant's failure to do so shall constitute a default under the lease. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord and Landlord's agents harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with the removal, clean-up and restoration work and materials necessary to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of the Toxic Materials on the Premises. Tenant's obligations hereunder shall survive the termination of this Lease.


LANDLORD                 TENANT


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                                            /s/ RWC
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                         Exhibit E          -------